Exhibit 10.32

Execution Version

FIRST LIEN GUARANTY

dated as of March 4, 2021

by and among

PETCO HEALTH AND WELLNESS COMPANY, INC.,

as Borrower

THE GUARANTORS PARTY HERETO FROM TIME TO TIME,

and

CITIBANK, N.A.,
as Administrative Agent

CONTENTS

EXHIBITS

Exhibit I	–	Form of First Lien Guaranty Supplement

i

This FIRST LIEN GUARANTY, dated as of March 4, 2021, by and among PETCO HEALTH AND WELLNESS COMPANY, INC., a Delaware corporation (the “Borrower”), each other Guarantor from time to time party hereto and CITIBANK, N.A., as Administrative Agent on behalf of the Secured Parties (together with its successors and permitted assigns, the “Administrative Agent”).

Reference is made to the First Lien Credit Agreement, dated as of March 4, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), by and among the Borrower, the Lenders and other parties party thereto and CITIBANK, N.A., as Administrative Agent, and CITIBANK, N.A., as Collateral Agent, for the Lenders and the other agents and arrangers party thereto.

The Lenders have agreed to extend credit to the Borrower the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the First Lien Credit Agreement, in such Secured Hedge Agreements and in such Cash Management Services, as applicable.

The obligations of the Lenders to extend such credit the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Guarantor (as defined below).

The Guarantors are Affiliates of one another and will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the First Lien Credit Agreement, (ii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and (iii) the entering into and/or maintaining by the Cash Management Banks of Cash Management Services with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such Cash Management Services. Accordingly, the parties hereto agree as follows:

Article I.

Definitions

Section 1.01   First Lien Credit Agreement Definitions.

(a)     Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in Section 1.01 of the First Lien Credit Agreement.

(b)     The rules of construction specified in Article I of the First Lien Credit Agreement also apply to this Agreement.

Section 1.02   Other Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Accommodation Payment” has the meaning assigned to such term in Article III.

“Agreement” means this First Lien Guaranty, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Allocable Amount” has the meaning assigned to such term in Article III.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereto.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” has the meaning assigned to such term in the First Lien Credit Agreement.

“First Lien Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Guaranty Supplement” means an instrument substantially in the form of Exhibit 0 hereto.

“Guaranteed Obligations” means the “Obligations” as defined in the First Lien Credit Agreement; provided that the Guaranteed Obligations shall exclude in each case all Excluded Swap Obligations.

“Guarantors” means, collectively, the Borrower (except as to its own primary obligations), each Restricted Subsidiary from time to time party hereto and any other Person that becomes a party to this Agreement after the Closing Date pursuant to Section 4.12; provided that if any such Person is released from its obligations hereunder as provided in Section 4.11(a) or Section 4.11(b), such Person shall cease to be a Guarantor hereunder for all purposes effective upon such release.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Loan Party that is not a Qualified ECP Guarantor.

“Swap Obligations” has the meaning assigned to such term in the First Lien Credit Agreement.

“UFCA” has the meaning assigned to such term in Article III.

“UFTA” has the meaning assigned to such term in Article III.

Article II.

Guarantee

Section 2.01   Guarantee.  Each Guarantor irrevocably, absolutely and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Loan Document, Secured Hedge Agreements or Cash Management Services, and whether at maturity, by acceleration or otherwise.  Each of the Guarantors further agrees that the Guaranteed Obligations may be extended, increased or renewed, amended or modified, in whole or in part, without notice to, or further assent from, such Guarantor and that such Guarantor will remain bound upon its guarantee hereunder notwithstanding any such extension, increase, renewal, amendment or modification of any Guaranteed Obligation.  Each of the Guarantors waives promptness, presentment to, demand of payment from, and protest to, any Guarantor or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

Section 2.02   Guarantee of Payment.  Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any proceeding under any Debtor Relief Law shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any Collateral or other security held for the payment of any of the Guaranteed Obligations, or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of any other Guarantor or any other Person.  The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower may be joined in any such action or actions.  Any payment required to be made by a Guarantor hereunder may be required by the Administrative Agent or any other Secured Party on any number of occasions.

Section 2.03   No Limitations.

(a)     Except for termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 4.11, to the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of, any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations, or otherwise.  Without limiting the generality of the foregoing, to the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.11 (but without prejudice to

Section 2.04), the obligations of each Guarantor hereunder shall not be discharged, impaired or otherwise affected by (in each case, other than the satisfaction of the Termination Conditions),

(i)     the failure of the Administrative Agent, any other Secured Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise,

(ii)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other rescission, waiver, restatement, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement,

(iii)     the release of, or any impairment of any security held by the Administrative Agent, the Collateral Agent or any other Secured Party for any of the Guaranteed Obligations,

(iv)     any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations,

(v)     the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Administrative Agent, the Collateral Agent or any other Secured Party,

(vi)     any change in the corporate existence, structure or ownership of any Loan Party, the lack of legal existence of the Borrower or any Guarantor or legal obligation to discharge any of the Guaranteed Obligations by the Borrower or any Guarantor for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party,

(vii)     the existence of any claim, set-off or other rights that any Guarantor may have at any time against the Borrower, the Administrative Agent, any other Secured Party or any other Person, whether in connection with the Agreement, the other Loan Documents or any unrelated transaction,

(viii)     this Agreement or any provision hereof having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Closing Date, or

(ix)     any other circumstance (including statute of limitations), any act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a defense to, or discharge of, the Borrower, any Guarantor or surety as a matter of law or equity.

Each Guarantor expressly authorizes, and acknowledges the right of, the applicable Secured Parties, to the extent permitted by the Security Agreement, to take and hold security for the payment and performance of the Guaranteed Obligations and take any action permitted by the Security Agreement or any other Loan Document without affecting the obligations of any

Guarantor hereunder.  Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor under this Agreement shall be automatically limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance as a transfer at undervalue, fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any similar federal, state, or other applicable Law.

(b)     To the fullest extent permitted by applicable Law and except for termination or release of a Guarantor’s obligations hereunder in accordance with the terms of Section 4.11 (but without prejudice to Section 2.04), each Guarantor waives any defense based on or arising out of any defense of the Borrower or any Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any Guarantor, other than the satisfaction of the Termination Conditions.  Each Guarantor expressly acknowledges that the Administrative Agent, the Collateral Agent and the other Secured Parties may, in accordance with the terms of the Collateral Documents, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust of any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any Guarantor or exercise any other right or remedy available to them against any Guarantor, which action(s) if taken will not affect or impair in any way the liability of any Guarantor hereunder except to the extent the Termination Conditions have been satisfied.  To the fullest extent permitted by applicable Law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any Guarantor, as the case may be, or any security.  To the fullest extent permitted by applicable Law, each Guarantor waives any and all suretyship defenses.

Section 2.04   Reinstatement.  Notwithstanding anything to contrary contained in this Agreement, each of the Guarantors agrees that,

(a)     its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by the Administrative Agent or any other Secured Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Borrower or any Guarantor or otherwise, and

(b)     the provisions of this Section 2.04 shall survive the termination of this Agreement.

Section 2.05   Agreement to Pay; Subrogation.  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any Guarantor to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

Section 2.06   Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each Guarantor’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 2.07   Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each Specified Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided however, that each Qualified ECP Guarantor shall only be liable under this Section 2.07 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.07, or otherwise under this Agreement, as it relates to such Specified Loan Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 2.07 shall remain in full force and effect until the Termination Conditions have been satisfied.  Each Qualified ECP Guarantor intends that this Section 2.07 constitute, and this Section 2.07 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Article III.

Indemnity, Subrogation and Subordination

Upon payment by any Guarantor of any Guaranteed Obligations, all rights of such Guarantor against the Borrower or any Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the payments that must be made in order for the Termination Conditions to be satisfied.  If any amount shall be paid to the Borrower or any Guarantor in violation of the foregoing restrictions on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of the Borrower or any Guarantor, such amount shall, subject to the Closing Date ABL Intercreditor Agreement, be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the First Lien Credit Agreement and the other Loan Documents.  Subject to the foregoing, to the extent that any Guarantor shall, under this Agreement or the First Lien Credit Agreement as a joint and several obligor, repay any of the Guaranteed Obligations constituting Loans or other advances made to another Loan Party under the First Lien Credit Agreement (an “Accommodation Payment”), then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor’s Allocable

Amount and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors; provided that such rights of contribution and indemnification shall be subordinated to the prior payment of the payments that must be made in order for the Termination Conditions to be satisfied.  As of any date of determination, the “Allocable Amount” of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder and under the First Lien Credit Agreement without (i) rendering such Guarantor “insolvent” within the meaning of Section 101 (32) of the Bankruptcy Code of the United States, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (ii) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code of the United States, Section 4 of the UFTA, or Section 5 of the UFCA or putting such Guarantor into the vicinity of insolvency, or (iii) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code of the United States or Section 4 of the UFTA, or Section 5 of the UFCA.

Article IV.

Miscellaneous

Section 4.01   Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the First Lien Credit Agreement.  All communications and notices hereunder to a Guarantor shall be given in care of the Borrower.

Section 4.02   Waivers; Amendment.

(a)     No failure by any Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall impair such right, remedy, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and independent of any rights, remedies, powers and privileges provided by Law.  Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such rights, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.  No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by Section 4.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)     Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the First Lien Credit Agreement.

Section 4.03   Administrative Agent’s Fees and Expenses; Indemnification.

(a)     Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse each of the Administrative Agent and the Collateral Agent for its fees and expenses incurred hereunder to the extent provided in Section 10.04 of the First Lien Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed to be a reference to “each Guarantor.”

(b)     Without limitation of the indemnification obligations under the other Loan Documents, but without duplication of amounts paid by the Borrower pursuant to Section 10.05 of the First Lien Credit Agreement, each Guarantor jointly and severally agrees to indemnify and hold harmless the Administrative Agent, any Supplemental Administrative Agent, the Collateral Agent, the Lead Arrangers, the Joint Bookrunners and the other Indemnitees to the extent provided in Section 10.05 of the First Lien Credit Agreement; provided that each reference therein to the “Borrower” shall be deemed a reference to “each Guarantor”.

(c)     Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations guaranteed hereby and secured by the Collateral Documents.  The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement, any other Loan Document, any Secured Hedge Agreement or any Cash Management Services, the consummation of the transactions contemplated hereby, the satisfaction of the Termination Conditions, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any document governing any of the Obligations arising under any Secured Hedge Agreements or any Cash Management Services, any investigation made by or on behalf of the Administrative Agent or any other Secured Party or any resignation of the Administrative Agent, the Collateral Agent or replacement of any Lender.  All amounts due under this Section 4.03 (after the determination of a court of competent jurisdiction, if required pursuant to the terms of this Section 4.03) shall be paid within twenty (20) Business Days after written demand therefor.

Section 4.04   Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party permitted under the Credit Agreement; and all covenants, promises and agreements by or on behalf of any Guarantor or any Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. Except in a transaction expressly permitted under the First Lien Credit Agreement, no Guarantor may assign any of its rights or obligations hereunder without the written consent of the Administrative Agent.

Section 4.05   Survival of Agreement.  All covenants, agreements, indemnities, representations and warranties made by the Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the First Lien Credit Agreement or any other Loan Document, and shall continue in full force and effect until this

Agreement is terminated as provided in Section 4.11, or with respect to any individual Guarantor until such Guarantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 4.06   Counterparts; Effectiveness; Several Agreement.  This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by the Guarantors party hereto and the Administrative Agent and thereafter shall be binding upon and inure to the benefit of each Guarantor, the Administrative Agent, the other Secured Parties and their respective permitted successors and assigns, subject to Section 4.04 hereof.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means (including in .pdf or .tif format via electronic mail) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder. The words “execution,” “signed,” “signature,” and words of like in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 4.07   Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.08   GOVERNING LAW, ETC.

(a)     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)      BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF ANY UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  EACH PARTY HERETO AGREES THAT THE OTHER PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c)     EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 4.08.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)     EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.01 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 4.09   WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.09, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 4.09 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE GUARANTEES MADE HEREUNDER.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 4.10   Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 4.11   Termination or Release.

(a)     This Agreement and the Guarantees made herein shall automatically terminate and be released with respect to all Guaranteed Obligations when the Termination Conditions have been satisfied.

(b)     Any Guarantor shall automatically be released from its obligations under each Loan Document upon the occurrence of any Guaranty Release Event in respect of such Guarantor.

(c)     In connection with any termination or release pursuant to paragraph (a) or (b) above, the Administrative Agent shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 4.11 shall be without recourse, representation or warranty of any kind (whether express or implied) by the Administrative Agent.

(d)     At any time that the respective Guarantor desires that the Administrative Agent take any of the actions described in immediately preceding paragraph (c), it shall, upon request of the Administrative Agent, deliver, or cause to be delivered, to the Administrative Agent an officer’s certificate certifying that the release of the respective Guarantor is permitted pursuant to paragraph (a) or (b) above.  The Administrative Agent shall have no liability whatsoever to any

Secured Party as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 4.11.

Notwithstanding anything to the contrary in any Loan Document, the guarantees granted hereunder will automatically release as set forth by Section 9.11 of the Credit Agreement.

Section 4.12   Additional Restricted Subsidiaries.  To the extent required by the First Lien Credit Agreement, a Restricted Subsidiary shall be made a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein, and such Restricted Subsidiary shall execute and deliver to the Administrative Agent a First Lien Guaranty Supplement.  The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

Section 4.13   Recourse; Limited Obligations.  This Agreement is made with full recourse to each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Guarantor contained herein, in the First Lien Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith.  It is the desire and intent of each Guarantor and each applicable Secured Party that this Agreement shall be enforced against each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

Section 4.14   Intercreditor Agreement.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE GUARANTEED OBLIGATIONS, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF ANY INTERCREDITOR AGREEMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PETCO HEALTH AND WELLNESS COMPANY, INC., as Borrower and as a Guarantor

By:	/s/ Michael Nuzzo
Name: Michael Nuzzo
Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

[SIGNATURE PAGE TO FIRST LIEN GUARANTY]

PETCO HOLDINGS, INC. LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer and Chief Operating Officer

PETCO ANIMAL SUPPLIES, INC., as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO WELLNESS, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO ANIMAL SUPPLIES STORES, INC., as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

KAMPO INC., as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST LIEN GUARANTY]

INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC., as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

STORES SHIPPING SERVICES, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO SUPPORT SERVICES, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCOACH, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO PUERTO RICO, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST LIEN GUARANTY]

E-PET SERVICES, LLC, as a Guarantor

by Petco Animal Supplies Stores, Inc., as its sole member

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO REAL ESTATE HOLDINGS I LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO REAL ESTATE HOLDINGS II LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

PETCO ASIA, LLC, as a Guarantor

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

[SIGNATURE PAGE TO FIRST LIEN GUARANTY]

ADMINISTRATIVE AGENT:

CITIBANK, N.A., as Administrative Agent

By:	/s/ Caesar Wyszomirski
Name: Caesar Wyszomirski
Title: Director & Vice President

[SIGNATURE PAGE TO FIRST LIEN GUARANTY]